Exhibit 10.40

AGREEMENT

Reference is made to that certain (i) Securities Purchase Agreement (the “Securities Purchase Agreement”), (ii) Security Agreement, (iii) Collateral Assignment, (iv) Guaranty Agreement (the “October Guaranty Agreement”), (v) Guarantor Security Agreement, (vi) Escrow Agreement, (vii) Escrow Shares Agreement, (viii) Investor Registration Rights Agreement (the “October Investor Registration Rights Agreement”) and (ix) Irrevocable Transfer Agent Instructions, each dated as of October 12, 2005, and each by and among Uluru Inc. (f/k/a Oxford Ventures, Inc.), a Nevada corporation (the “Company”), or Uluru Delaware Inc. (f/k/a Uluru Inc. and the successor by merger with Uluru Acquisition Corp.), a Delaware corporation (the “Subsidiary”), and Highgate House Funds, Ltd (whose interests were subsequently transferred to Cornell Capital Partners, LP), Prenox, LLC and the various other parties, if any, thereto. Capitalized terms used herein and not otherwise defined are defined in the Securities Purchase Agreement.

WHEREAS, pursuant to the Securities Purchase Agreement, the Second Closing was to occur within five (5) days after the registration statement to be filed pursuant to the October Investor Registration Rights Agreement was declared effective and, at the Second Closing, the Buyers would fund an additional $2,000,000 from Escrow for the purchase of additional Convertible Debentures in the amounts set forth on Schedule I to the Securities Purchase Agreement; and

WHEREAS, the parties desire to amend the Securities Purchase Agreement to provide that: (i) the Second Closing shall occur on the date hereof, notwithstanding the fact that the registration statement contemplated by the October Investor Registration Rights Agreement has yet to be filed with the SEC; (ii) at the Second Closing, Prenox, LLC shall purchase $3,000,000 of Convertible Debentures and warrants to purchase shares of Common Stock (the “Second Closing Warrants”), in the form attached hereto as Exhibit A, and Cornell Capital Partners, LP shall not purchase any securities of the Company; and (iii) Schedule Ito the Securities Purchase Agreement shall be amended to reflect the transactions contemplated by the Second Closing; and WHEREAS, in connection with the transactions contemplated by the Second Closing, (i) the Convertible Debentures previously issued to Prenox, LLC and Highgate House Funds, Ltd. shall be amended and restated in the form attached hereto as Exhibits B-1 and B-2, respectively, (ii) the October Guaranty Agreement shall be amended and restated in the form attached hereto as Exhibit C (the “Amended and Restated Guaranty Agreement”) and (iii) the October Investor Registration Rights Agreement shall be amended and restated in the form attached hereto as Exhibit D (the “Amended and Restated Investor Registration Rights Agreement”).

Now therefore, in consideration of the foregoing and other consideration, the sufficiency of which is hereby acknowledged the parties hereto agree as follows:

1.
The Second Closing shall occur on the date hereof and, at the Second Closing, Prenox, LLC shall wire $3,000,000 (net of the fee of $300,000 due and owing to Prenox, LLC specified in paragraph 3 below and the $675,000 of accrued but unpaid interest due and owing to Prenox, LLC as specified in paragraph 3 below) to an account designated in writing by the Company upon receipt of (i) an originally executed Amended and Restated Convertible Debenture, in the form attached hereto as Exhibit B-i, in the aggregate principal amount of $13,000,000, (ii) the originally executed Second Closing Warrants, (iii) a duly executed copy of the Amended and Restated Investor Registration Rights Agreement, and (iv) a duly executed copy of the Amended and Restated Guaranty Agreement.

2.
Schedule I to the Securities Purchase Agreement is hereby amended so that the column “Second Closing” under (A) “Amount of Subscription” shall read “0” opposite the name of Highgate House Funds, Ltd. and “$3,000,000” opposite the name of Prenox, LLC and (B) “Number of Warrants” shall read “0” opposite the name of Highgate House Funds, Ltd. and “1,125,000” opposite the name of Prenox, LLC.

3.
The use of proceeds from the Second Closing shall be used to repay accrued interest due and owing through and including August 31, 2006 to Prenox, LLC and Cornell Capital Partners, LP under the Convertible Debentures issued at the First Closing in the amount of $675,000 and $265,616, respectively, to pay Prenox LLC’s fee of $300,000 as set forth in Section 4(g) of the Securities Purchase Agreement and the remaining balance for working capital purposes. No proceeds from the Second Closing shall be used to pay any amounts that may now or hereafter be due and owing to Access Pharmaceuticals, Inc. or pursuant to the Asset Sale Agreement, dated as of October 11, 2005, between the Company and Access Pharmaceuticals, Inc.

4.
The Company hereby represents and warrants to Prenox, LLC that the representations and warranties set forth in Section 3 to the Securities Purchase Agreement are true and correct in all material respects as of the date hereof (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification); it being acknowledged and agreed that for purposes of the foregoing, the term (i) “Convertible Debentures”, as referred to in the Securities Purchase Agreement, shall be deemed to refer to the Amended and Restated Convertible Debentures being issued at the Second Closing, (ii) “Warrants”, as referred to in the Securities Purchase Agreement, shall be deemed to refer to the warrants to purchase Common Stock issued in the First Closing and the Second Closing Warrants, and (iii) the “Investor Registration Rights Agreement,” as referred to in the Securities Purchase Agreement, shall be deemed to refer to the Amended and Restated Investor Registration Rights Agreement.

5.
The Company and the Subsidiary hereby reaffirm the prior grant of the security interest in all of the assets and property of (i) the Company as set forth on Exhibit A to the Security Agreement and (ii) the Subsidiary as set forth on Exhibit A to the Guarantor Security Agreement.

6.
The Company, Prenox, LLC and Cornell Capital Partners, LP (as transferee of the interests of Highgate House Funds, Ltd.) hereby authorize and instruct the Escrow Agent to release from escrow any funds presently held by the Escrow Agent relating to the Second Closing and to deliver such funds to Prenox, LLC and Cornell Capital Partners, LP, as applicable, in the amount deposited by such party with the Escrow Agent with respect to the Second Closing.

7.
The parties hereto hereby approve and consent to the consummation of the Second Closing on the terms set forth herein, including the issuance of the Amended and Restated Convertible Debentures and the Second Closing Warrants.

8.
Except as amended by the terms of this Agreement, the Securities Purchase Agreement and the other transaction documents executed in connection with the First Closing shall remain in full force and effect.

9.
All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation to be executed by an officer thereunto duly authorized, as of the date first above written.

ULURU DELAWARE INC., a Delaware
corporation

By:  /s/ Kerry P. Gray
Name:  Kerry P. Gray
Title:  President & CEO

ULURU INC., a Nevada corporation

By:  /s/ Kerry P. Gray
Name:  Kerry P. Gray
Title:  President & CEO